Exhibit 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      I, Daniel W. Dowe, the Chief Executive Officer and Chief Financial Officer (principal executive and principal financial officer) of the Company, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, certify that:

      (1) In connection with the Annual Report of Novex Systems International, Inc. ("the Company") on Form 10-KSB for the twelve month period ended May 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of Section 13(a) and Section 15(d) of the Securities and Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company for the periods presented therein.

      A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.


                                              By: /s/ Daniel W. Dowe
                                                  ------------------------------
                                                  Daniel W. Dowe
                                                  Chief Executive Officer and
                                                  Chief Financial Officer

                                              Date: January 19, 2004